For immediate release	Contact:
Claire M. Chadwick
EVP and Chief Financial Officer
630 Godwin Avenue
Midland Park, NJ 07432
P: 201-444-7100

PRESS RELEASE

Stewardship Financial Corporation Announces
Commencement of Common Stock Offering

Midland Park, NJ - April 4, 2017 - Stewardship Financial Corporation (NASDAQ: SSFN) (the “Corporation”), parent company of Atlantic Stewardship Bank serving Northern New Jersey, today announced that it has commenced an underwritten public offering of $15.0 million of its common stock. The Corporation expects to grant the underwriter a 30-day option to purchase up to an additional 15% of the shares sold in the offering.

Sandler O'Neill + Partners, L.P. is serving as the sole book-running manager for the offering. The shares will be issued pursuant to a registration statement filed with the Securities and Exchange Commission (the “SEC”) on Form S-1 (File No. 333-216878).

The Corporation expects to use the net proceeds of this offering to support organic growth and other general corporate purposes.

Additional Information Regarding the Offering
This press release is for informational purposes only and is not an offer to sell or the solicitation of an offer to buy any securities of the Corporation, which is made only by means of a prospectus, nor will there be any

Press Release - Midland Park, NJ
Stewardship Financial Corporation, continued                         April 4, 2017

sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The Corporation has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Prospective investors, including current shareholders interested in participating in the offering, should read the preliminary prospectus in that registration statement and other documents that the Corporation has filed with the SEC for more complete information about the Corporation and the offering. Investors may obtain copies of the preliminary prospectus relating to the offering without charge by visiting the SEC's website at www.sec.gov, or from Sandler O’Neill + Partners, L.P., 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, Attn: Syndicate Operations, or by phone at 1-866-805-4128.

About Stewardship Financial Corporation
Stewardship Financial Corporation’s subsidiary, Atlantic Stewardship Bank (“ASB”) is a full-service community bank serving both individuals and businesses. ASB is known for tithing, or sharing, 10% of its pre-tax profits with Christian and local charities. To date, ASB’s total tithe donations total over $9 million. ASB maintains 11 banking locations in NJ and plans to open a twelfth branch in Morristown in late spring. Current locations include: Midland Park, Hawthorne, Montville, North Haledon, Pequannock, Ridgewood, Waldwick, Westwood, Wyckoff and two offices in Wayne.

Forward-Looking Statements
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning future business, revenue and earnings. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual

Press Release - Midland Park, NJ
Stewardship Financial Corporation, continued                         April 4, 2017

results of Stewardship Financial Corporation to differ materially from the results expressed or implied by such statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include competitive pressures among financial services companies, interest rate trends, general economic conditions, changes in legislation or regulatory requirements, effectiveness at achieving stated goals and strategies, and difficulties in achieving operating efficiencies. These risks and uncertainties are more fully described in Stewardship Financial Corporation’s Annual and Quarterly Reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Stewardship Financial Corporation undertakes no obligation to publicly update or revise forward-looking information, whether as a result of new, updated information, future events or otherwise.

3